Exhibit 99.1

Schedule of First Mortgage Bonds Redeemed by

Atmos Energy Corporation on June 30, 2005

A.	The following series of first mortgage bonds were issued under the Indenture of Mortgage dated July 15, 1959 by and between United Cities Gas Company and City National Bank and Trust of Chicago and R. Emmett Hanley (now known as U.S. Bank National Association and Frank Sparaglino, as successor trustee), Trustees and redeemed by Atmos Energy on June 30, 2005:

•	Series Q first mortgage bonds—aggregate original principal amount of $20,000,000 bearing interest at the rate of 9.75% and maturing April 30, 2020, issued under the Seventeenth Supplemental Indenture dated April 1, 1990 by and between United Cities Gas Company and Continental Bank, National Association, and M.J. Kruger (now known as U.S. Bank National Association and Frank Sparaglino, as successor trustee), Trustees, supplementing the United Cities indenture. Atmos Energy paid to the trustees, on behalf of the holders of the bonds, the total amount of principal outstanding of $15,000,000, a make-whole premium (early redemption penalty) of $4,828,420 plus accrued interest of $247,813, for a total redemption price of $20,076,233.

•	Series T first mortgage bonds—aggregate original principal amount of $18,000,000 bearing interest at the rate of 9.32% and maturing June 1, 2021, issued under the Eighteenth Supplemental Indenture dated June 1, 1991 by and between United Cities Gas Company and Continental Bank, National Association, and M.J. Kruger (now known as U.S. Bank National Association and Frank Sparaglino, as successor trustee), Trustees, supplementing the United Cities indenture. Atmos Energy paid to the trustees, on behalf of the holders of the bonds, the total amount of principal outstanding of $18,000,000, a make-whole premium (early redemption penalty) of $5,691,858 plus accrued interest of $135,140, for a total redemption price of $23,826,998.

•	Series U first mortgage bonds—aggregate original principal amount of $20,000,000 bearing interest at the rate of 8.77% and maturing May 1, 2022, issued under the Nineteenth Supplemental Indenture dated May 1, 1992 by and between United Cities Gas Company and Continental Bank, National Association, and M.J. Kruger (now known as U.S. Bank National Association and Frank Sparaglino, as successor trustee), Trustees, supplementing the United Cities indenture. Atmos Energy paid to the trustees, on behalf of the holders of the bonds, the total amount of principal outstanding of $20,000,000, a make-whole premium (early redemption penalty) of $5,957,961 plus accrued interest of $292,333, for a total redemption price of $26,250,294.

•	Series V first mortgage bonds – aggregate original principal amount of $10,000,000 bearing interest at the rate of 7.50% and maturing December 1, 2007, issued under the Twentieth Supplemental Indenture dated December 1, 1992 by and between United Cities Gas Company and Continental Bank, National Association, and M.J. Kruger (now known as U.S. Bank National Association and Frank Sparaglino, as successor trustee), Trustees, supplementing the United Cities indenture. Atmos Energy paid to the trustees, on behalf of the holders of the bonds, the total amount of principal outstanding of $2,499,999, a make-whole premium (early redemption penalty) of $26,785 plus accrued interest of $15,104, for a total redemption price of $2,541,888.

B.	The following series of first mortgage bonds was issued under the Indenture of Mortgage and Deed of Trust dated March 1, 1957 by and between Greeley Gas Company and The Central Bank and Trust Company (now known as U.S. Bank National Association), Trustee, as amended and supplemented by the Seventh Supplemental Indenture dated October 1, 1983, by and between Greeley Gas Company and Central Bank of Denver (now known as U.S. Bank National Association), as Trustee:

•	Series J first mortgage bonds –aggregate original principal amount of $17,000,000 bearing interest at the rate of 9.40% and maturing May 1, 2021, issued under the Ninth Supplemental Indenture dated April 1, 1991 by and between Greeley Gas Company and Central Bank of Denver, National Association (now known as U.S. Bank National Association), Trustee, supplementing the Greeley Gas indenture. Atmos Energy paid to the trustee, on behalf of the holders of the bonds, the total amount of principal outstanding of $17,000,000, a make-whole premium (early redemption penalty) of $8,511,784 plus accrued interest of $266,333, for a total redemption price of $25,778,117.